SUPPLEMENT DATED JANUARY 6, 2003
                                     TO THE
                                   PROSPECTUS
                                DATED MAY 1, 2002
                                       FOR
                 PERSPECTIVE ADVISORS FIXED AND VARIABLE ANNUITY

                      JACKSON NATIONAL SEPARATE ACCOUNT III

THERE MAY BE PERIODS WHEN WE DO NOT OFFER ANY GUARANTEED FIXED ACCOUNTS, OR WHEN WE IMPOSE SPECIAL TRANSFER REQUIREMENTS ON THE GUARANTEED FIXED ACCOUNTS.

The Capital Protection Program is only available if the guaranteed fixed account options are available.


The section entitled "Dollar Cost Averaging" should be deleted and replaced in its entirety with the following:

DOLLAR COST AVERAGING. You can arrange to automatically have a regular amount of money periodically transferred into the Investment Divisions and the other guaranteed fixed accounts from the one-year guaranteed fixed account or any of the other Investment Divisions. If the guaranteed fixed accounts are not available or otherwise restricted, dollar cost averaging will be exclusively from the Investment Divisions. This theoretically gives you a lower average cost per unit for the Investment Divisions over time than you would receive if you made a one time purchase. The more volatile Investment Divisions may not result in lower average costs and such divisions may not be an appropriate source of dollar cost averaging transfers in volatile markets. Certain restrictions may apply.


The section entitled "Earnings Sweep" should be deleted and replaced in its entirety with the following:

EARNINGS SWEEP. You can choose to move your earnings from the source accounts (only applicable from the one-year guaranteed fixed account option, if currently available, and the Money Market sub-account).


The section entitled "Rebalancing" should be deleted and replaced in its entirety with the following:

REBALANCING. You can arrange to have us automatically reallocate your contract value among Investment Divisions and the one-year guaranteed fixed account periodically (if currently available) to maintain your selected allocation percentages.


The section entitled "Free Look" should be deleted and replaced in its entirety with the following:

FREE LOOK. You may return your contract to the selling agent or Jackson National within twenty days (or whatever period is required by your state) after receiving it. Jackson National will return the contract value in the Investment Division plus any fees and expenses deducted from the premiums allocated to the Investment Divisions plus the full amount of premiums you allocated to the guaranteed fixed accounts (if available). We will determine the contract value in the Investment Divisions as of the date you mail the contract to us or the date you return it to the selling agent. Jackson National will return premium payments where required by law.


BOTH THE AVAILABILITY OF THE GUARANTEED FIXED ACCOUNTS AND TRANSFERS INTO AND OUT OF THE GUARANTEED FIXED ACCOUNTS MAY BE SUBJECT TO CONTRACTUAL AND ADMINISTRATIVE REQUIREMENTS. ACCORDINGLY, BEFORE PURCHASING A CONTRACT, YOU SHOULD CONSULT YOUR JNL REPRESENTATIVE WITH RESPECT TO THE CURRENT AVAILABILITY OF THE GUARANTEED FIXED ACCOUNTS, THEIR LIMITATIONS AND THE AVAILABILITY OF CERTAIN PROGRAMS, INCLUDING THE CAPITAL PROTECTION AND REBALANCING PROGRAMS.


(To be used with VC3657 Rev. 05/02.)


                                                           V8885 Rev. 01/03